SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 7, 2003
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland (Address of principal executive of offices)	21740-1766 (Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A (Former Name or former address if changed since last report)

2
Item 1-6.	Not applicable
Item 7.	Exhibit(s) The following exhibits are filed herewith pursuant to Item 9:

     Exhibit 99a

     Press Release Issued by Allegheny Energy, Inc. on July 7, 2003
     announcing that Jeffrey D. Serkes has joined the Company as Senior
     Vice President and Chief Financial Officer. Mr. Serkes will lead
     Allegheny Energy's financial, accounting, treasury, and corporate development functions.

     Exhibit 99b

     Summary of Jeffrey Serkes Stock Unit - Employment Inducement Award

Item 8.	Not applicable.
Item 9.

     Regulation FD Disclosure

     The information in this report, including the exhibits, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934.

     Press Release Issued by Allegheny Energy, Inc. on July 7, 2003
     announcing that Jeffrey D. Serkes has joined the Company as Senior
     Vice President and Chief Financial Officer. Mr. Serkes will lead
     Allegheny Energy's financial, accounting, treasury, and corporate development functions.

     Summary of Jeffrey Serkes Stock Unit - Employment Inducement
     Award.

Item 10-12.	Not applicable.

3 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
By: /s/ Thomas K. Henderson Name: Thomas K. Henderson Title: Vice President and General Counsel

DATED: July 7, 2003

4 EXHIBIT INDEX
Exhibit Number Description

99a                                Press Release Issued by Allegheny Energy, Inc. on July 7, 2003
                                      announcing that Jeffrey D. Serkes has joined the Company as Senior
                                      Vice President and Chief Financial Officer. Mr. Serkes will lead
                                      Allegheny Energy's financial, accounting, treasury, and corporate development functions.

99b                                Summary of Jeffrey Serkes Stock Unit - Employment Inducement
                                      Award